Exhibit 99.1

CalAmp Reports First Quarter Fiscal Year 2023 Financial Results

Software and Subscription Services revenue increases 13% year-over-year to $40 million, representing 61% of total revenue

Remaining Performance Obligations (RPO) increase 57% year-over-year and 7% sequentially to $215 million

IRVINE, CA, June 23, 2022 – CalAmp (Nasdaq: CAMP), a connected intelligence company helping people and organizations improve operational performance with a data-driven solutions ecosystem, today reported financial results for its first quarter of fiscal year 2023 ended May 31, 2022.

“We have successfully converted more than one-third of our total installed base of eligible telematics customers to recurring software contracts through the end of our fiscal 2023 first quarter,” said Jeff Gardner, CalAmp’s president and CEO. “Software and Subscription Services revenue exceeded 60% of total revenue for the second consecutive quarter, underscoring our continued progress on converting customers to a software subscription model. We also received new orders from BMW and Volkswagen Leasing, while securing some unique new customers worldwide such as Brigham Young University and Grupo Salinas. Although our revenue continues to be impacted by the supply chain constraints, including the China-related lockdowns during the quarter, we remain focused on accelerating customer transitions toward our goal of converting all eligible device customers to recurring contracts by the end of our fiscal year.”

First Quarter Fiscal Year 2023 Financial Overview

•	Total revenue was $64.7 million, compared to $68.4 million in the prior quarter.
•	Software and Subscription Services (S&SS) revenue was $39.6 million, or 61% of total revenue, compared to $41.2 million in the prior quarter and $35.0 million in the same quarter a year ago.
•

Telematics Products revenue declined sequentially and year over year to $25.2 million due mainly to customer conversions to recurring software subscription arrangements and ongoing component shortages.

•	Gross margin in the quarter was 40%, down slightly sequentially and year-over-year due to the lower revenue combined with cost increases resulting from the supply chain constraints.
•	GAAP net loss from continuing operations was $12.2 million, or a loss of $0.34 per share.
•

Adjusted EBITDA was $1.9 million, or 3% of revenue for the quarter compared to adjusted EBITDA of $5.0 million, or 7% of revenue in the prior quarter, due to the lower revenue and higher product costs.

•	Total S&SS subscribers were 1.2 million, a 13% sequential increase and a 25% increase year-over-year.
•	Ended the quarter with $59.0 million in cash and cash equivalents.

Other Business and Recent Highlights

•	Appointed Brennen Carson as Chief Revenue Officer with over 15 years of experience in enterprise SaaS sales.
•	Announced a partnership with Bristlecone, a leading provider of AI-powered application transformation services for the connected supply chain.
•

Announced a partnership with transport and compliance leader, assured Techmatics, to offer an ELD solution enabling commercial and public fleet operators to comply with regulatory requirements in the U.S., Canada and Mexico.

•

Announced its subsidiary, Tracker Network U.K. Ltd., is offering its Supply Chain Visibility solution to pan-European transportation and logistics operators for the reliable and cost-effective tracking of their end-to-end cargo shipments.

•	Settled all claims and counterclaims with Omega related to a patent infringement lawsuit filed in December 2013.

CalAmp Reports First Quarter 2023 Financial Results

Summary Financial Information From Continuing Operations:

(In thousands except per share amounts)

	Three Months Ended
	May 31,
Description	2022	2021
Revenues:
Software & Subscription Services (S&SS)	$39,557	$35,043
Telematics Products	25,169	44,631
	$64,726	$79,674
Gross margin	40%	41%

Net loss	$(12,173)	$(6,000)
Net loss per diluted share	$(0.34)	$(0.17)
Non-GAAP measures:
Adjusted basis net income (loss)	$(3,405)	$2,946
Adjusted basis net income (loss) per diluted share	$(0.10)	$0.08
Adjusted EBITDA	$1,856	$8,385
Adjusted EBITDA margin	3%	11%

	May 31,	February 28,
Description	2022	2022
Cash and cash equivalents	$59,040	$79,221
Working capital	82,762	90,928
Deferred revenue	36,370	39,670
Total debt (carrying value)	229,170	192,288

	May 31,
S&SS Supplemental Information:	2022	2021
Remaining performance obligations	$215,000	$137,188
Subscribers	1,195	954

CalAmp Reports First Quarter 2023 Financial Results

Second Quarter Fiscal Year 2023 Business Outlook

The Company is maintaining its policy of not providing quarterly guidance. Visibility into product shipments still remains uncertain due to the global component supply shortages; however, the Company expects sequential quarterly revenue growth in the second quarter to be in the mid to high single digit percentage points.

Conference Call and Webcast

CalAmp is hosting a conference call for analysts and investors to discuss its first quarter fiscal year 2023 results at 2:00 p.m. Pacific Time today.  Participants can listen in via webcast by visiting the Investor Relations section of our website at www.calamp.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay of the webcast will be available for 90 days after the call.  The conference call can also be accessed by dialing 844-200-6205 (+1-929-526-1599 for international callers) and using the Conference ID #297798.  Following the call, an audio replay will also be available by calling 866-813-9403 or +44-204-525-0658 and entering the Conference ID #634751. The audio replay will be available through June 30, 2022.

About CalAmp

CalAmp (Nasdaq: CAMP) is a connected intelligence company that leverages a data-driven solutions ecosystem to help people and organizations improve operational performance. We solve complex problems in transportation and logistics, commercial and government fleet, industrial equipment and consumer vehicle marketplaces by providing solutions that track, monitor and recover vital assets. The insights enabled by our cloud platform, applications and edge computing devices drive operational visibility, safety, efficiency, maintenance and sustainability. Headquartered in Irvine, California, CalAmp has over one million software and services subscribers and 10 million edge devices deployed worldwide. For more information, visit calamp.com, or LinkedIn, Facebook, Twitter, YouTube or CalAmp Blog.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii)  our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict”, “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside of our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the recent coronavirus (COVID-19) pandemic; global component shortages due to supply chain constraints caused by the COVID-19 pandemic; disruptions in sales, operations, relationships with customers, suppliers, employees; our ability to successfully and timely accomplish our transformation to a SaaS solutions provider; our transition out of the automotive vehicle financing business; competitive pressures; pricing declines; demand for our telematics products; rates of growth in our target markets; prolonged disruptions of our contract manufacturers’ facilities or other significant operations; force majeure or force-majeure-like events at our contract manufacturers’ facilities including component shortages; the ongoing diversification of our global supply chain; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to improve gross margin; cost-containment measures; legislative, trade, tariff, and regulatory actions; integration, unexpected charges or expenses in connection with acquisitions; the impact of legal proceedings and compliance risks; the impact on our business and reputation from information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; the ability of the Company to comply with laws and regulations regarding data protection; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. More information on these risks and other potential factors that could affect our financial results is included in our filings with the U.S. Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial

CalAmp Reports First Quarter 2023 Financial Results

Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which you may obtain for free at the SEC’s website at http://www.sec.gov. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, which speak as of their respective dates except as required by law.

Non-GAAP Financial Measures

“GAAP” refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes non-GAAP financial measures, as defined in Regulation G promulgated by the SEC. We believe that our presentation of non-GAAP financial measures provides useful supplementary information to investors. These non-GAAP financial measures are provided in addition to, and not as a substitute for measures of financial performance prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted basis net income (loss), Adjusted basis net income (loss) per diluted share, Adjusted EBITDA (earnings before investment income, interest expense, taxes, depreciation, amortization, stock-based compensation, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation and legal expenses, impairment losses and certain other adjustments as detailed in the accompanying non-GAAP reconciliation), and Adjusted EBITDA margin. Adjusted basis net income (loss) excludes the impact of intangible asset amortization expense, stock-based compensation, non-cash interest expense, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation and legal expenses, income tax provision adjustments, impairment losses and certain other adjustments as shown in the non-GAAP reconciliation provided in the table at the end of this announcement.  We use these non-GAAP financial measures to provide investors with additional information about our financial performance and future prospects of our core business activities. Internally, these non-GAAP measures are significant measures used by management for purposes of evaluating our core operating performance, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to our operations, and benchmarking performance externally against our competitors. We believe this non-GAAP financial information provides additional insight into our ongoing performance and have therefore chosen to provide this information to investors to help them evaluate our results of ongoing operations and enable additional period-to-period comparisons. The presentation of these and other similar items in our non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent, or unusual.

CalAmp, LoJack, TRACKER, Here Comes The Bus, Bus Guardian, iOn Vision, CrashBoxx and associated logos are among the trademarks of CalAmp and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

AT CALAMP:	AT SHELTON GROUP:
Kurtis Binder	Leanne K. Sievers
EVP & CFO	(949) 224.3874
ir@calamp.com	sheltonir@sheltongroup.com

CalAmp Reports First Quarter 2023 Financial Results

CALAMP CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	May 31,
	2022	2021

Revenues	$64,726	$79,674
Cost of revenues	39,079	47,227
Gross profit	25,647	32,447
Operating expenses:
Research and development	7,000	6,940
Selling and marketing	11,478	12,462
General and administrative	15,162	13,022
Intangible asset amortization	1,342	1,253
	34,982	33,677
Operating loss	(9,335)	(1,230)
Non-operating income (expense):
Investment income (loss)	(114)	648
Interest expense	(1,533)	(3,849)
Other expense, net	(942)	(1,276)
	(2,589)	(4,477)
Net loss from continuing operations before income taxes	(11,924)	(5,707)
Income tax provision from continuing operations	(249)	(293)
Net loss from continuing operations	(12,173)	(6,000)
Net income from discontinued operations, net of tax	-	4,052
Net loss	$(12,173)	$(1,948)
Loss per share - continuing operations:
Basic	$(0.34)	$(0.17)
Diluted	$(0.34)	$(0.17)
Earnings per share - discontinued operations:
Basic	$-	$0.11
Diluted	$-	$0.11
Shares used in computing earnings (loss) per share:
Basic	35,723	34,844
Diluted	35,723	34,844

- more -

CalAmp Reports First Quarter 2023 Financial Results

CALAMP CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

(Unaudited)

	May 31,	February 28,
	2022	2022
Assets

Current assets:
Cash and cash equivalents	$59,040	$79,221
Accounts receivable, net	66,049	61,544
Inventories	19,281	18,269
Prepaid expenses and other current assets	23,973	22,348
Total current assets	168,343	181,382

Property and equipment, net	37,217	37,674
Operating lease right-of-use assets	11,406	12,327
Deferred income tax assets	3,894	4,165
Goodwill	94,193	94,436
Other intangible assets, net	30,553	31,965
Other assets	29,187	29,632
Total assets	$374,793	$391,581

Liabilities and Stockholders' Equity

Current liabilities:
Current portion of long-term debt	$2,264	$2,585
Accounts payable	28,954	31,815
Accrued payroll and employee benefits	9,620	10,929
Deferred revenue	23,691	26,174
Other current liabilities	21,052	18,951
Total current liabilities	85,581	90,454

Long-term debt, net of current portion	226,906	189,703
Operating lease liabilities	12,091	13,382
Other non-current liabilities	21,626	22,640
Total liabilities	346,204	316,179
Stockholders' equity:
Common stock	362	361
Additional paid-in capital	177,917	242,386
Accumulated deficit	(148,499)	(165,965)
Accumulated other comprehensive loss	(1,191)	(1,380)
Total stockholders' equity	28,589	75,402
Total liabilities and stockholders' equity	$374,793	$391,581

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CalAmp Reports First Quarter 2023 Financial Results

CALAMP CORP.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Three Months Ended
	May 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(12,173)	$(1,948)
Less: Net income from discontinued operations, net of tax	-	4,052
Net loss from continuing operations	(12,173)	(6,000)

Depreciation expense	4,156	4,230
Intangible asset amortization	1,342	1,253
Stock-based compensation	2,960	2,472
Amortization of debt issuance costs and discount	304	2,606
Noncash operating lease cost	893	754
Revenue assigned to factors	(784)	(1,365)
Deferred tax assets, net	109	163
Other	-	215
Changes in operating assets and liabilities of continuing operations	(12,357)	(3,855)
Net cash provided by (used in) operating activities - continuing operations	(15,550)	473
Net cash used in operating activities - discontinued operations	-	(395)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(15,550)	78

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(3,630)	(3,093)
Net cash used in investing activities - continuing operations	(3,630)	(3,093)
Net cash provided by investing activities - discontinued operations	-	6,616
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(3,630)	3,523

CASH FLOWS FROM FINANCING ACTIVITIES:
Taxes paid related to net share settlement of vested equity awards	(425)	(1,061)
Proceeds from exercise of stock options and contributions to employee stock purchase plan	-	248
NET CASH USED IN FINANCING ACTIVITIES	(425)	(813)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(576)	(1,228)
Net change in cash and cash equivalents	(20,181)	1,560
Cash and cash equivalents at beginning of period	79,221	94,624
Cash and cash equivalents at end of period	$59,040	$96,184

CalAmp Reports First Quarter 2023 Financial Results

CALAMP CORP.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

(Unaudited)

GAAP refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission.  We believe that our presentation of non-GAAP financial measures provides useful supplementary information to investors.  The presentation of non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted basis net income (loss), Adjusted basis net income (loss) per diluted share, Adjusted EBITDA (earnings before investment income, interest expense, taxes, depreciation, amortization, stock-based compensation and other adjustments as identified below), and Adjusted EBITDA margin. We use these non-GAAP financial measures to provide investors with an overall understanding of the financial performance and future prospects of our core business activities. Specifically, we believe that the use of these non-GAAP measures facilitates the comparison of results of core business operations between current and past periods.

The reconciliation of GAAP basis net loss to Adjusted basis (non-GAAP) net income (loss) is as follows (in thousands except per share amounts):

	Three Months Ended
	May 31,
	2022	2021

GAAP basis net loss	$(12,173)	$(1,948)

Net income from discontinued operations, net of tax	-	(4,052)
Intangible assets amortization	1,342	1,253
Stock-based compensation	2,960	2,472
Non-cash interest expense	304	2,606
GAAP basis income tax provision	249	293
Litigation and non-recurring legal expenses	3,131	648
Costs incurred in transition of LoJack North America business to acquiror (b)	752	1,233
Other	210	641
Adjusted basis income (loss) before income taxes	(3,225)	3,146
Income tax provision (non-GAAP basis) (a)	(180)	(200)
Adjusted basis net income (loss)	$(3,405)	$2,946

Adjusted basis net income (loss) per diluted share	$(0.10)	$0.08

Weighted average common shares outstanding on a diluted basis	35,723	36,044

CalAmp Reports First Quarter 2023 Financial Results

The reconciliation of GAAP-basis net loss to Adjusted EBITDA and the calculation of Adjusted EBITDA margin are as follows (dollars in thousands):

	Three Months Ended
	May 31,
	2022	2021

GAAP basis net loss	$(12,173)	$(1,948)

Net income from discontinued operations, net of tax	-	(4,052)
Investment (income) loss	114	(648)
Interest expense	1,533	3,849
Income tax provision	249	293
Depreciation and amortization	5,498	5,483
Stock-based compensation	2,960	2,472
Litigation and non-recurring legal expenses	3,131	648
Costs incurred in transition of LoJack North America business to acquiror (b)	752	1,233
Other	(208)	1,055
Adjusted EBITDA	$1,856	$8,385

Revenues	$64,726	$79,674

Adjusted EBITDA margin	3%	11%

(a)	The non-GAAP income tax provision represents cash taxes paid or payable for the period after giving effect to the utilization of net operating losses and tax credit carryforwards.
(b)	Costs incurred in transition of business to acquiror are attributable to the wind-down and transfer of the LoJack North America business to Spireon.